Corporate Presentation 2012 Proprietary and Confidential

» Low cost provider delivering cloud communication services (voice, video, cloud telephony) » Established and award winning Company » Established global infrastructure built over a decade » Transformational Product Line » Publicly traded (DTGI) with headquarters in San Antonio, Texas Digerati Overview

Digerati Overview » Over 50 Years of Combined Management Experience x Art Smith, CEO – 21 Years x Antonio Estrada, Sr . VP of Finance/Corporate Controller – 12 Years x Ken Ryon, Sr . VP of Engineering – 19 Years » Established since 1994 x Over 200 global partnerships and 150 customers x Proprietary cloud technology platform and session - based network x Previous industry wave led to American Stock Exchange listing and $ 400 Million Market Cap

The Opportunity » VoIP predicted as “Industry of the Decade” x Next industry wave that replaces legacy phone network x Global VoIP market reached $94 billion in 2011 » North American VoIP access and SIP trunking revenues expected grow from $717 million in 2009 to $3.9 billion by 2016 » Underserved small to medium sized businesses (SMB) market x SMB represents 99% of all employers in US x 27 million small businesses in US » 75% of SMB market has not deployed VoIP solution Source: Frost & Sullivan, Insight Research, SBA

The Opportunity » New products are transforming Digerati x Significant increase in gross margins x Diversification strategy targets rapid profitability growth » Global VoIP network combined with cloud - based telephony platform increases value - proposition for end users » Cost effective distribution model that transforms distributors’ business » Businesses rapidly adopting broadband while seeking to reduce communication costs » International needs of businesses not being met adequately

Cloud Communications SIP Trunking Cloud PBX Global VoIP Only in The Cloud Solution Cloud Storage vPBX Virtual Office

Product Distribution » Emphasis on Value Added Reseller (“VAR”) channel x PBX vendors x IT service providers and integrators x Managed service providers » VARs have embedded customer base and relationships » VARs losing telephony revenue opportunity » VARs lack infrastructure to provide cloud telephony services » Convergence of IT and telephony is a must for VARs

Digerati’s VAR Strategy » Digerati allows VARs to transform their business x Introduces new cloud telephony services x Adds new lucrative and recurring revenue stream x Increases VAR’s value proposition Today’s Scenario: x VAR makes one - time sale of hardware and cabling x VAR loses recurring revenue that goes to third party telecom service provider Digerati’s Solution: x VAR makes one - time sale of hardware and cabling x VAR receives recurring revenue through Digerati for cloud telco services: x Dial tone x Local and LD x Toll Free x International x Hosted PBX

Digerati’s VAR Strategy » Logical evolution for Digerati » Significant reduction in execution risk » Shorten Sales to Revenue Cycle » Digerati has established VAR relationships

Strategic Evolution FY2011 FY2012 FY2013 FY2014 8% 10% 21% 35% Transition from predominately Global VoIP service provider to full service Cloud Communications provider Gross Profit Contribution

Company Highlights » Low - cost operator with royalty free infrastructure » Established and proprietary cloud communications platform and global VoIP network » Experienced management team with proven track record » Strong growth prospects with high - margin cloud telephony services » Ground floor opportunity in an established Company » Industry wave + successful execution = improved multiples and potential for excellent ROI

Certain statements made during this presentation are "forward - looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995 ) . These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management . Because such "forward - looking statements" are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward - looking statements . Factors that could cause results to differ materially from those expressed or implied by such forward - looking statements include, but are not limited to, availability to customers of services at a lower charge than those offered by the Company, the inability to obtain additional capital, loss of key personnel, unavailability of leased transmission facilities, technological changes, service interruptions, equipment failures, customer attrition, competitive factors, general economic conditions, relationships with vendors, government supervision and regulation, changes in industry practices, and other factors discussed in filings made by the Company with the Securities and Exchange Commission . Forward - Looking Statements